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                                                                   EXHIBIT 10.17

                                LEAR CORPORATION
                         LONG-TERM STOCK INCENTIVE PLAN

        2003 DEFERRAL AND RESTRICTED STOCK UNIT AGREEMENT - MSPP (NON-US)

                  DEFERRAL AND RESTRICTED STOCK UNIT AGREEMENT (the "Agreement") dated as of ______________, 2003 (the "Effective Date"), between Lear Corporation ("Company") and the individual whose name appears on the signature page hereof (the "Participant"), who is a key employee of the Company or an Affiliate. Any term capitalized herein but not defined shall have the meaning set forth in the Lear Corporation Long-Term Stock Incentive Plan (the "Plan").

         1. Deferral Election. In accordance with the terms of the Plan, the Participant hereby elects to defer:

         (a) ____% (enter any percentage less than or equal to 100%), but not to exceed $_________, of the bonus payable to the Participant under the Company's Senior Executive Incentive Compensation Plan or Management Incentive Compensation Plan paid in the first quarter of 2004.

         2.       Restricted Stock Units.

         (a) In consideration for the Participant's deferral under Section 1(a), the Participant shall be credited as of March 15, 2004 with Restricted Stock Units at a discounted price ("Discount Rate") as provided in the following table:

TOTAL DOLLAR AMOUNT OF PARTICIPANT'S DEFERRALS
ELECTED UNDER SECTION 1(a), EXPRESSED AS A
PERCENTAGE OF THE PARTICIPANT'S BASE SALARY:          APPLICABLE DISCOUNT RATE:
-------------------------------------------------------------------------------
15% or less                                                      20%
-------------------------------------------------------------------------------
Over 15% and up to 100%                                          30%
-------------------------------------------------------------------------------
Over 100%                                                        20%

For the purposes of this Agreement, "base salary" shall mean a Participant's annual base salary rate on January 1, 2004 from the Company or an Affiliate, including any elective contributions of the Participant that are not includable in his gross income under Code Sections 125 or 401(k), but before taking into account any deferral under this Agreement.

         (b) The number of Restricted Stock Units credited to a Participant under the Plan will be determined according to the following calculation:

                  (i) the dollar amount deferred under Section 1(a) that does not exceed 15% of the Participant's base salary, divided by the product of the average Fair Market Value over the last five business days in 2003 (December 24, 26, 29, 30 and 31) (the "Average FMV") multiplied by 80%; plus

                  (ii) the dollar amount deferred under Section 1(a) over 15% and up to 100% of the Participant's base salary, divided by the product of the Average FMV multiplied by 70%; plus

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                  (iii)    the dollar amount deferred under Section 1(a) over
                           100% of the Participant's base salary, divided by the product of the Average FMV multiplied by 80%.

         3. Restriction Period. The Restriction Period under this Agreement shall be the three-year period commencing on March 15, 2004 and ending on March 14, 2007.

         4. Dividend Equivalents. If the Company declares a cash dividend on Shares, the Participant shall be credited with dividend equivalents under this Agreement as of the payment date for the dividend equal to the amount of the cash dividend per Share multiplied by the Restricted Stock Units credited to the Participant under Section 2(b) through the record date. Dividend equivalents shall be credited to a notional account established for the Participant ("Dividend Equivalent Account"). Interest shall be credited to the Participant's Dividend Equivalent Account, compounded monthly, until payment of such account to the Participant. The rate of such interest shall be the prime rate of interest as reported by the Midwest edition of the Wall Street Journal for the second business day of each quarter on an annual basis.

         5. Timing and Form of Payout. Except as provided in Sections 6, 7 or 8, after the end of the Restriction Period, the Participant shall be entitled to receive a number of Shares equal to the number of Restricted Stock Units credited to the Participant under Section 2(b) and a cash payment equal to the amount credited to the Participant's Dividend Equivalent Account under Section
4. Delivery of such Shares shall be made as soon as administratively feasible after the end of the Restriction Period or such later date as may have been elected by the Participant. Delivery of the cash payment of any amount credited to the Participant's Dividend Equivalent Account shall be made as soon as administratively feasible after the end of the Restriction Period.

         6.       Termination of Employment Due to Death, End of Service or
Disability.

         (a) BEFORE MARCH 15, 2004. A Participant who ceases to be an employee prior to March 15, 2004 by reason of death, End of Service or Disability shall be terminated from the Plan, and his deferral election shall be cancelled.

         (b) AFTER MARCH 14, 2004 BUT BEFORE JANUARY 1, 2005. If the Participant ceases to be an employee after March 14, 2004 but prior to January 1, 2005 by reason of death, End of Service or Disability, the Participant (or in the case of the Participant's death, the Participant's beneficiary) shall be entitled to receive a number of Shares equal to the number of Restricted Stock Units credited to the Participant under Section 2(b).

         (c) AFTER DECEMBER 31, 2004. If the Participant ceases to be an employee after December 31, 2004 but prior to the end of the Restriction Period by reason of death, End of Service or Disability, the Participant (or in the case of the Participant's death, the Participant's beneficiary) shall be entitled to receive a number of Shares equal to the number of Restricted Stock Units credited to the Participant under Section 2(b) and a cash payment equal to the Participant's Dividend Equivalent Account under Section 4.

         (d) BENEFICIARY. Any distribution made with respect to a Participant who has died shall be paid to the beneficiary designated by the Participant pursuant to Article 11 of the Plan to receive the Participant's Shares and any cash payment under this Agreement. If the Participant's beneficiary predeceases the Participant or no beneficiary has been designated, distribution of the Participant's Shares and any cash payment shall be made to the Participant's surviving spouse and if none, to the Participant's estate.

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         7.       Involuntary Termination Other Than For Cause.

         (a) BEFORE MARCH 15, 2004. A Participant whose employment involuntarily terminates other than for Cause or any reason described in Section 6 prior to March 15, 2004 shall be terminated from the Plan, and his deferral election shall be cancelled.

         (b) AFTER MARCH 15, 2004 BUT BEFORE JANUARY 1, 2005. A Participant whose employment involuntarily terminates other than for Cause or for any reason described in Section 6 after March 15, 2004 but prior to January 1, 2005 shall be entitled to receive a number of Shares equal to the sum of (i) and (ii):

                  (i) the number of Restricted Stock Units credited to the Participant under Section 2(b) multiplied by a fraction, the numerator of which is the number of full months in the period beginning on March 15, 2004 and ending on the date the Participant ceases to be an employee (the "Elapsed Months"), and the denominator of which is 36; and

                  (ii)     the lesser of:

                           (A) the quotient of (i) the amount of bonus deferred under Section 1(a) multiplied by a fraction, the numerator of which is 36 minus the Elapsed Months, and the denominator of which is 36, divided by (ii) the Fair Market Value of a Share on the date the Participant ceases to be an employee, or

                           (B) the number of Restricted Stock Units determined under Section 2(b) multiplied by a fraction, the numerator of which is 36 minus the Elapsed Months, and the denominator of which is 36.

         (c) AFTER DECEMBER 31, 2004. A Participant whose employment involuntarily terminates other than for Cause or for any reason described in
Section 6 after December 31, 2004 but prior to the end of the Restriction Period shall be entitled to receive a number of Shares equal to the sum of (i) and
(ii):

                  (i) the number of the Restricted Stock Units credited to the Participant under Section 2(b) multiplied by a fraction, the numerator of which is the Elapsed Months, and the denominator of which is 36, and

                  (ii)     the lesser of:

                           (A) the quotient of (i) the amount deferred under Section 1(a) multiplied by a fraction, the numerator of which is 36 minus the Elapsed Months, and the denominator of which is 36, divided by (ii) the Fair Market Value of a Share on the date the Participant ceases to be an employee, or

                           (B) the number of Restricted Stock Units determined under Section 2(b) multiplied by a fraction, the numerator of which is 36 minus the Elapsed Months, and the denominator of which is 36.

         8.       Termination of Employment for Any Other Reason.

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         (a)      BEFORE MARCH 15, 2004. A Participant whose employment
terminates for any reason other than those described in Sections 6 and 7 prior to March 15, 2004 shall be terminated from the Plan, and his deferral election shall be cancelled.

         (b) AFTER MARCH 14, 2004 BUT BEFORE JANUARY 1, 2005. A Participant whose employment terminates for any reason other than those described in Sections 6 and 7 after March 14, 2004 but prior to January 1, 2005 shall be entitled to receive a number of Shares equal to the lesser of (i) and (ii):

                  (i) the amount of bonus deferred under Section 1(a) divided by the Fair Market Value of a Share on the date the Participant ceases to be an employee, or

                  (ii) the number of Restricted Stock Units credited to the Participant under Section 2(b).

         (c) AFTER DECEMBER 31, 2004. A Participant whose employment terminates for any reason other than those described in Sections 6 and 7 after December 31, 2004 but prior to the end of the Restriction Period shall be entitled to receive a number of Shares equal to the lesser of: (i) the amount of bonus deferred under Section 1(a) divided by the Fair Market Value of a Share on the date the Participant ceases to be an employee; or (ii) the number of Restricted Stock Units credited to the Participant under Section 2(b).

         9. Election to Defer Beyond Restriction Period. The Participant may elect to defer delivery of any or all Shares due to him or her under this Agreement to a date after the Restriction Period expires, by making a timely deferral election. In his or her election to defer, the Participant may choose between deferral to a particular calendar year, or to the year following his or her termination of employment, but in no event may the Participant defer delivery of a Share more than ten years beyond the expiration of the Restriction Period under Section 3. If a Participant terminates employment with the Company and all Affiliates for any reason other than End of Service (i) after the Restriction Period expires and (ii) before the calendar year specified in a deferral election, then he or she will be deemed to have elected to defer delivery to the calendar year following his or her termination of employment. In addition, if the Participant dies while employed with the Company or any Affiliate, any Shares remaining to be paid in respect of this Agreement will be paid to his or her beneficiary designated under the Plan as soon as practicable, regardless of any outstanding election to defer. Shares whose receipt is deferred under this Section 9 will be delivered on or about March 15 of the year to which they were deferred. An election to defer will be considered timely only if it is filed at least one year and one day in advance of the date the Restriction Period expires and the Participant remains employed by the Company or an Affiliate for such period of a year and one day.

         10. Assignment and Transfers. The rights and interests of the Participant under this Agreement may not be assigned, encumbered or transferred except, in the event of the death of the Participant, by will or the laws of descent and distribution.

         11. Withholding Tax. The Company and any Affiliate shall have the right to retain Shares that are distributable to the Participant hereunder to the extent necessary to satisfy any withholding taxes, whether federal or state, triggered by the distribution of Shares under this Agreement.

         12. No Limitation on Rights of the Company. The grant of this Agreement shall not in any way affect the right or power of the Company to make adjustments, reclassification, or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

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         13.      Plan and Agreement Not a Contract of Employment. Neither the
Plan nor this Agreement is a contract of employment, and no terms of employment of the Participant shall be affected in any way by the Plan, this Agreement or related instruments except as specifically provided therein. Neither the establishment of the Plan nor this Agreement shall be construed as conferring any legal rights upon the Participant for a continuation of employment, nor shall it interfere with the right of the Company or any Affiliate to discharge the Participant and to treat him or her without regard to the effect that such treatment might have upon him or her as a Participant.

         14. Participant to Not Have Rights as a Stockholder. The Participant shall not have rights as a stockholder with respect to any Shares subject to this Agreement prior to the date on which he or she is recorded as the holder of such Shares on the records of the Company.

         15. Notice. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or, if mailed, three days after the date of deposit in the United States mail, in the case of the Company to 21557 Telegraph Road, Southfield, Michigan, 48034, Attention: General Counsel and, in the case of the Participant, to its address set forth on the signature page hereto or, in each case, to such other address as may be designated in a notice given in accordance with this Section.

         16. Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Michigan, determined without regard to its conflict of law rules.

         17. Plan Document Controls. The rights herein granted are in all respects subject to the provisions set forth in the Plan to the same extent and with the same effect as if set forth fully herein. In the event that the terms of this Agreement conflict with the terms of the Plan document, the Plan document shall control.

                            [signature page follows]

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                  IN WITNESS WHEREOF, the Company and the Participant have duly executed this Agreement as of the date first written above.

                                          LEAR CORPORATION

                                          By: __________________________________

                                          Its: _________________________________

                                          _________________________________
                                          [Participant's Signature]

                                          Participant's Name and Address for
                                          notices hereunder:

                                          _____________________________________

                                          _____________________________________

                                          _____________________________________

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